SUPPLEMENT DATED JUNE 21, 1999
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 1999

On June 14, 1999, the Board of Directors of the Principal Variable Contracts Fund, Inc. approved a proposal to amend the Management Agreement (the "Agreement") with Principal Management Corporation (the "Manager"). The proposal contains two sections, the first of which affect each of the Accounts of the Fund. The second section applies only to certain Accounts. The proposals will be submitted to shareholders at a meeting scheduled to be held on November 2, 1999. If approved at that meeting, the following changes will be made to the Agreement effective January 1, 2000:

1) Add language regarding Sub-Advisor Relationships. Language would be added to the Agreement making it clear that the Manager is responsible for the investment management function even if a sub-advisor is contracted to perform the function.

2) Modify Management Fee Schedules (Capital Value and MidCap Accounts only). The management fee schedules for these Accounts would be changed as follows:

     o for the Capital Value Account, management fees would be paid at the annual rate of 0.60% of the first $250 million of average net assets, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% of any amount thereafter; and
     o for the MidCap Account, management fees would be paid at the annual rate of 0.70% of the first $250 million of average net assets, 0.65% of the next $250 million, 0.60% of the next $250 million, 0.55% of the next $250 million, and 0.50% of any amount thereafter.

During the last fiscal year, these Accounts paid the Manager management fees in the following amounts (reflected as a percentage of average net assets): Capital Value - 0.43% and MidCap - 0.61%. If the new schedules had been effect during the fiscal year ended October 31, 1998, the fees paid to the Manager would have been as follows:
Capital Value - 0.55% and MidCap - 0.65%.

LV 10 S-2



                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.






                              ACCOUNTS OF THE FUND


                                Balanced Account
                                  Bond Account
                              Capital Value Account
                               High Yield Account
                                 MidCap Account
                              Money Market Account












   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                  The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ...........................................   3

     Balanced Account............................................   6
     Bond Account................................................   8
     Capital Value Account.......................................  10
     High Yield Account..........................................  12
     MidCap Account..............................................  14
     Money Market Account........................................  16

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS..................  18

PRICING OF ACCOUNT SHARES........................................  22

DIVIDENDS AND DISTRIBUTIONS......................................  23
     Growth-Oriented and Income-Oriented Accounts................  23
     Money Market Account........................................  23

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE...................  24
     The Manager.................................................  24
     The Sub-Advisors............................................  24

GENERAL INFORMATION ABOUT AN ACCOUNT.............................  26
     Shareholders Rights.........................................  26
     Purchase of Account Shares..................................  27
     Sale of Account Shares......................................  27
     Year 2000 Readiness Disclosure..............................  28
     Financial Statements........................................  29

FINANCIAL HIGHLIGHTS.............................................  30
     Notes to Financial Highlights...............................  33


ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Balanced Account invests in a mix of equity and debt securities while the Capital Value and MidCap Accounts invest primarily in common stocks. Under normal market conditions the Capital Value and MidCap Accounts are fully invested in equity securities. Under unusual circumstances, the Balanced, Capital Value and MidCap Accounts each may invest without limit in cash for temporary or defensive purposes. When doing so, the Account is not investing to achieve its investment objective. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.


The Bond and High Yield Accounts each has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it the Account is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investor Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P).

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.


Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management. Principal Management Corporation serves as the manager for the Principal Variable Contracts Fund. It has signed a sub-advisory agreement with Invista Capital Management, LLC ("Invista") under which Invista provides portfolio management for the Balanced, Capital Value and MidCap Accounts.


Account Performance
Included in each Account's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest. The bar chart shows changes in the Account's performance from year to year.


One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.


GROWTH-ORIENTED ACCOUNT


Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as: o events that could cause a stock's price to rise or fall; o anticipation of high potential reward compared to potential risk; and o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME-ORIENTED ACCOUNT

High Yield Account


The High Yield Account seeks a high current income. It invests in high yield, lower or unrated fixed income securities commonly known as "junk bonds". The Account invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Account may also invest in unrated securities that the Manager believes to be of comparable quality. These securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security;
o and be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.

Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.

The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as: experience and managerial strength changing financial condition borrowing requirements or debt maturity schedules responsiveness to changes in business conditions relative value based on anticipated cash flow earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.

For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed income securities or any other fixed income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed income securities.


The High Yield Account is generally a suitable investment for investors seeking monthly divided to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of the investor's investments for which the investor is willing to accept potentially greater risk. Investors should carefully consider their ability to assume the risks of this Account before making an investment. Investors should be prepared to maintain their investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1989   2.11%  1994   0.62%                  for the last 10 years
      1990  -7.70%  1995  16.08%        ----------------------------------------
      1991  27.29%  1996  13.13%           Quarter Ended           Return
      1992  14.58%  1997  10.75%        ----------------------------------------
      1993  12.31%  1998  -0.56%              3/31/91               9.96%
                                              9/30/98              (6.31%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                ------------------------------------------------
                                           Average annual total returns
                                    for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years

                                 High Yield Account   (0.56%)   7.79%     8.43%


                                 Lehman Brothers High
                                   Yield Composite
                                   Bond Index          1.87     8.57     10.55
                                 Lipper High Current
                                   Yield Fund Average (0.44)    7.42      9.40
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.60%    $69     $218    $379     $847
Other Expenses........................  0.08%
                                        -----
    Total Account Operating Expenses    0.68%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                              35.61% in securities rated Ba
                              62.06% in securities rated B
                              2.28% in securities rated C
                              0.05% in securities rated Ca

The above percentages for B and C rated securities include unrated securities in the 3.46% and 0.07%, respectively, which the Manager considers to be of comparable quality.

Day-to-day Account management:
    Since April 1998   Mark P. Denkinger, CFA. Assistant Director - Securities
                       Investment of Principal Capital Management LLC since
                       1998. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The net asset value of the Account's shares is based on the value of the securities it holds. The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.


Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Note:The  Capital  Value  and  MidCap  Accounts   invest   primarily  in  equity
     securities. The Balanced Account invests in a mix of equity and debt securities. The Bond Account invests primarily in debt securities.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).


Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges.


Risks of High Yield Securities
The Balanced, Bond, and High Yield Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Bond, Capital Value and High Yield Accounts - 20%.
o    Balanced and MidCap Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts:      Balanced, Capital Value and MidCap
     Sub-Advisor:   Invista Capital Management,  LLC ("Invista"),  an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager was founded in 1985. It manages investments for institutional investors, including
                    Principal Life.  Assets under  management as of December 31,
                    1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                     Management             Other            Total Operating
    Account            Fees                Expenses              Expenses
 Balanced            0.57%                     0.02%               0.59%
 Bond                0.49                      0.02                0.51
 Capital Value       0.43                      0.01                0.44
 High Yield          0.60                      0.08                0.68
 MidCap              0.61                      0.01                0.62
 Money Market        0.50                      0.02                0.52

The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners.
The order does not permit the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as a Sub-Advisor to an Account)(an "affiliated Sub-Advisor"), or
o    change a sub-advisory fee of an affiliated Sub-Advisor.




MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

Important Notes of the Growth-Oriented Accounts:

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

High Yield Account
(Mark P. Denkinger)

------------------------------------------
              Total Returns *
          As of December 31, 1998
  1 Year          5 Year           10 Year
  -0.56%           7.79%             8.43%
------------------------------------------

Comparison of Change in Value of $10,000 Investment in the High Yield Account, Lipper High Current Yield Fund Average and Lehman Brothers High Yield Index

                                 High          Lehman          Lipper
Year Ended                      Yield        High Yield     High Current
December 31,                   Account          Index         Yield Average
                                10,000          10,000          10,000
1989                            10,211          10,083           9,948
1990                             9,425           9,116           8,903
1991                            11,997          13,327          12,281
1992                            13,747          15,426          14,474
1993                            15,439          18,067          17,260
1994                            15,535          17,880          16,599
1995                            18,034          21,308          19,334
1996                            20,401          23,727          21,977
1997                            22,593          26,754          24,826
1998                            22,466          27,254          24,716

Note:  Past performance is not predictive of future performance.


Although economic conditions in the U.S. showed no signs of a slowdown, continual problems around the world put significant pressure on the high yield market. The High Yield Account posted a total return of -.56% for the year, slightly trailing the Lipper High Current Yield Fund Average of -.44% and the Lehman Brothers High Yield Index return of 1.87%. The relative underperformance was driven by large negative returns from several bonds that experienced financial difficulties during the fourth quarter. Continual problems in Asia combined with problems in Russia and Latin America led investors to Treasuries. This flight to quality impacted all fixed income asset classes but none more than high yield. Spreads on high yield debt widened significantly, as investors required a higher risk/return for lower quality or less liquid issues.

The high yield market was very active again in 1998. New issuance set another record in 1998 with approximately $141 billion of new deals brought to market. The high yield market grew to $580 billion at year-end as more and more participants entered the market. Historically low default rates moved slightly higher in 1998, but are still well below historical averages. Net inflows into mutual funds were nearly $20 billion again in 1998, as the market continued to attract investors.

The High Yield Account maintains a BB- average quality. Approximately 93% of the portfolio is comprised of BB and B bonds. This is a relatively conservative risk position compared to other funds in the high yield market. The Account is well diversified with 47 bonds of various sectors. The managers are currently overweighting the Telecom and Media sectors due to their domestic, non-cyclical characteristics. They continue a disciplined approach to security selection in both the primary and secondary market. With the significant widening of spreads during the 4th quarter of 1998, high yield offers attractive total return prospects. A low correlation with both interest rates and equity markets make high yield an effective tool for enhancing overall portfolio diversification and returns.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers High Yield Index: an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one-year or more to maturity.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper High Current Fund Average: this average consists of mutual funds investing in high (relative) current yield fixed income securities with no quality or maturity restrictions. The mutual funds tend to invest in lower grade debt issues. The one year average currently contains 246 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.49)        (.45)         (.40)        (.45)        (.37)
   Distributions from Capital Gains....................      (.59)       (1.05)         (.94)        (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95
Total Return...........................................     11.91%       17.93%        13.13%       24.58%       (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%




BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24        (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)       (.72)
   Excess Distributions from Capital Gains(b)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)       (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73      $10.12
Total Return...........................................     7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................     (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions     (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44
Total Return...........................................     13.58%       28.53%        23.50%       31.91%         .49%
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




HIGH YIELD ACCOUNT(a)                                        1998         1997          1996         1995         1994
------------------                                           -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................     $8.90        $8.72         $8.39        $7.91        $8.62
Income from Investment Operations:
   Net Investment Income...............................       .80          .76           .80          .76          .77
   Net Realized and Unrealized Gain (Loss) on Investments    (.85)         .18           .30          .51         (.72)
                       Total from Investment Operations      (.05)         .94          1.10         1.27          .05
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.79)        (.76)         (.77)        (.77)        (.76)
   Excess Distributions from Net Investment Income(b)..        --           --            --         (.02)         --
                      Total Dividends and Distributions      (.79)        (.76)         (.77)        (.79)        (.76)

Net Asset Value, End of Period.........................     $8.06        $8.90         $8.72        $8.39        $7.91

Total Return...........................................    (.56)%       10.75%        13.13%       16.08%         .62%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $14,043      $15,837       $13,740      $11,830       $9,697
   Ratio of Expenses to Average Net Assets.............      .68%         .68%          .70%         .73%         .73%
   Ratio of Net Investment Income to Average Net Assets     8.68%        8.50%         9.21%        9.09%        9.02%
   Portfolio Turnover Rate.............................     87.8%        32.0%         32.0%        35.1%        30.6%
















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%




MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%



























See accompanying notes.
Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

          Former Fund Name                           Current Account Name
--------------------------------------------------------------------------------
      Principal Balanced Fund, Inc.                  Balanced Account
      Principal Bond Fund, Inc.                      Bond Account
      Principal Capital Accumulation Fund, Inc.      Capital Value Account
      Principal High Yield Fund, Inc.                High Yield Account
      Principal Emerging Growth Fund, Inc.           MidCap Account
      Principal Money Market Fund, Inc.              Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944